UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-08266

The India Fund, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Aberdeen Asset Management, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Registrant’s telephone number, including area code: 866-839-5205

Date of fiscal year end: December 31

Date of reporting period: March 31, 2012

Item 1. Schedule of Investments.

The Schedule of Investments is attached herewith.

The India Fund, Inc.

Portfolio of Investments

As of March 31, 2012 (unaudited)

No. of Shares	Description	Value
EQUITY SECURITIES—99.1%

India—99.1%
Auto Component—1.5%
91,655	Bosch, Ltd.	$14,845,250

Automobiles—7.9%
864,410	Bajaj Auto, Ltd.	28,469,792
1,185,000	Hero MotoCorp, Ltd.	47,796,590

		76,266,382

Chemicals—2.1%
310,000	Asian Paints, Ltd.	19,701,688

Commercial Banks—17.6%
6,053,180	HDFC Bank, Ltd.	61,791,270
98,750	HDFC Bank, Ltd.-ADR	3,367,375
4,590,000	ICICI Bank, Ltd.	79,938,708
541,853	State Bank of India	22,282,501
22,550	State Bank of India-GDR	1,864,912

		169,244,766

Constuction Materials—5.3%
6,200,000	Ambuja Cements, Ltd.	20,841,103
231,231	Grasim Industries, Ltd.	11,934,188
610,000	UltraTech Cement, Ltd.	18,043,763

		50,819,054

Electric Utilities—1.5%
7,400,000	Tata Power Co., Ltd.	14,648,935

Electrical Equipment—0.6%
339,224	ABB, Ltd.	5,603,572

Food Products—1.9%
198,511	Nestle India, Ltd.	18,046,401

Gas Utilities—3.0%
3,960,000	GAIL India, Ltd.	29,145,196

Household Products—3.2%
3,883,966	Hindustan Unilever, Ltd.	31,250,126

IT Services—20.6%
60,303	CMC, Ltd.	1,177,533
1,788,000	Infosys, Ltd.	100,550,213
1,460,000	Mphasis, Ltd.	11,586,574
3,600,000	Tata Consultancy Services, Ltd.	82,525,469
348,525	Wipro, Ltd.	3,003,287

		198,843,076

Machinery—0.6%
415,430	Cummins India, Ltd.	4,051,554
237,758	Thermax, Ltd.	2,167,100

		6,218,654

Media—0.3%
1,537,996	Jagran Prakashan, Ltd.	3,037,048

Oil, Gas & Consumable Fuels—2.6%
3,671,627	Oil and Natural Gas Corp., Ltd.	19,264,420
400,000	Reliance Industries, Ltd.	5,874,963

		25,139,383

Personal Products—2.5%
2,530,000	Godrej Consumer Products, Ltd.	23,820,090

No. of Shares	Description	Value
Pharmaceuticals—5.3%
320,000	Aventis Pharma, Ltd.	13,788,674
338,784	Glaxosmithkline Pharmaceuticals, Ltd.	15,233,809
1,576,469	Lupin, Ltd.	16,389,770
627,571	Piramal Healthcare, Ltd.	5,826,697

		51,238,950

Road & Rail—2.4%
1,230,000	Container Corp. of India, Ltd.	22,779,566

Textiles, Apparel & Luxury Goods—1.0%
2,090,104	Titan industries, Ltd.	9,378,698

Thrifts & Mortgage Finance—9.6%
7,003,000	Housing Development Finance Corp., Ltd.	92,594,382

Tobacco—6.9%
15,003,083	ITC, Ltd.	66,806,348

Wireless Telecommunication Services—2.7%
3,890,876	Bharti Airtel, Ltd.	25,718,962

	Total India (cost $636,227,677)	955,146,527

	Total Investments—99.1% (cost $636,227,677)	955,146,527

	Cash and Other Assets in Excess of Liabilities— 0.9%	8,914,937

	Net Assets—100.0%	$964,061,464

Footnotes and Abbreviations
ADR American Depository Receipts
GDR Global Depository Receipts

Supplemental Information to the Schedule of Investments

(a) Security Valuation—Investments are stated at estimated fair value in the accompanying financial statements. All securities for which market quotations are readily available are valued at:

(i) the last sales price prior to the time of determination if there was a sale on the date of determination,

(ii) the mean between the last current bid and asked prices, if there was no sales price on such date and bid and asked quotations are available, or

(iii) the last available closing price if no bid or asked price is available on such date, if deemed representative of fair value.

Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Securities for which sales prices and bid and asked quotations are not available on the date of determination or for which the spread between the bid and asked prices is considered excessive may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are generally valued at amortized cost which approximates market value. Securities for which market values are not readily ascertainable are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. The net asset value per share of the Fund is calculated daily.

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. A financial instrument’s level within fair value hierarchy is based on the lowest level that is significant to the fair value measurement. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

For the period ended March 31, 2012, there have been no significant changes to the valuation procedures approved by the Board.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical securities.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, information provided by the General Partner or Investee Companies such as publicly traded prices, financial statements, capital statements.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities generally are valued at the last quoted sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the last quoted mean price provided by an independent pricing service. The Fund does not adjust the quoted price for Level 1 investments.

The following is a summary of the inputs used as of March 31, 2012, in valuing the Fund’s investments carried at value. Refer to the Schedule of Investments for a detailed breakout of the security types.

INDIA FUND

				Balance as of
Investments, at value	Level 1	Level 2	Level 3	3/31/2012
Financials	$261,839,149	$—	$—	$261,839,149
Information Technology	198,843,076	—	—	198,843,076
Consumer Staples	139,922,965	—	—	139,922,965
Consumer Discretionary	103,527,377	—	—	103,527,377
Materials	70,520,743	—	—	70,520,743
Health Care	51,238,949	—	—	51,238,949
Utilities	43,794,131	—	—	43,794,131
Industrials	34,601,792	—	—	34,601,792
Telecommunications	25,718,961	—	—	25,718,961
Energy	25,139,384	—	—	25,139,384

Total	$955,146,527	$—	$—	$955,146,527

The Fund held no level 2 or 3 securities at March 31, 2012.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the period ended March 31, 2012, there were no transfers between levels and no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements, whereby securities are purchased from a counterparty under an agreement to resell them at a future date at the same price plus accrued interest. The Fund is exposed to credit risk on repurchase agreements to the extent that the counterparty defaults on its obligation to repurchase the securities, and the market value of such securities held by the Fund, including any accrued interest or dividends on such securities, is less than the face amount of the repurchase agreement plus accrued interest. As of March 31, 2012, the Fund did not hold a repurchase agreement.

(c) Foreign Currency Translation:

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i) market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii) purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund generally does not isolate that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. However, the Fund isolates the effect of changes in foreign exchanges rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Generally, when the U.S. dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies.

(f) Federal Income Tax Cost—At March 31, 2012, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $637,946,293, $317,755,236, $(555,002) and $317,200,234 respectively.

Other information regarding the Fund is available in the Fund’s most recent Report to Shareholders. This information is also available on the website of the Securities and Exchange Commission at www.sec.gov.

(g) Subsequent Events- Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no disclosures or adjustments were required to the report as of March 31, 2012.

Item 2. Controls and Procedures.

(a)	It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The India Fund, Inc.

By:	/s/ Alan Goodson
Alan Goodson, President
Principal Executive Officer

Date: May 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson, President
Principal Executive Officer

Date: May 25, 2012

By:	/s/ Andrea Melia
Andrea Melia, Treasurer
Principal Financial Officer

Date: May 25, 2012